UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2008
DURA AUTOMOTIVE SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-21139	262773380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2791 Research Drive, Rochester Hills, Michigan 48309
(Address of Principal Executive Offices, including Zip Code)
(248) 299-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

Exhibit Index

Monthly Operating Report

ITEM 7.01 REGULATION FD DISCLOSURE
Operating Report
On July 31, 2008, Dura Automotive Systems, Inc. (collectively referred to as “DURA”, “Old Dura”, “Company”, “we”, “our” and “us”) and its United States (“U.S.”) and Canadian subsidiaries (the “Debtors”) filed their unaudited combined Monthly Operating Report for the five weeks ended June 29, 2008 (the “Monthly Operating Report”) with the United States (“U.S.”) Bankruptcy Court for the for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly-administered under Case No. 06-11202 (KJC). Exhibit 99(a) to this Current Report on Form 8-K contains the unaudited combined Monthly Operating Report as filed with the Court.
On March 7, 2008, the Debtors filed with the Bankruptcy Court the Debtors’ Revised Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated March 7, 2008 (the “Revised Plan”). On March 14, 2008, the Debtors filed the Revised Plan, as further revised, and the related Disclosure Statement for the Debtors’ Revised Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated March 14, 2008 (the “Disclosure Statement”). On April 3, 2008, the Bankruptcy Court approved the Debtors’s Disclosure Statement and determined that the Debtors’ Disclosure Statement contains the necessary information to enable creditors to vote on the Debtors’ Revised Plan. On May 13, 2008, the Bankruptcy Court approved the Revised Plan (the “Confirmed Plan”. Pursuant to the Confirmed Plan, the Debtors obtained commitment letters from various lenders to provide exit financing. On June 27, 2008 (the “Effective Date”), the Debtors satisfied, or otherwise obtained a waiver of, each of the conditions precedent to the effective date specified in Article VIII of the Confirmed Plan.
As contemplated by the Confirmed Plan, prior to and on the Effective Date, Dura and Dura Operating Corp. (“DOC”), took part in a corporate reorganization. In early June 2008, nominees for the creditors formed three new Delaware corporations: New Dura, Inc. (“Newco”), along with its wholly-owned direct subsidiary, New Dura Holdco, Inc. (“New Dura Holdco”), and its wholly-owned indirect subsidiary, New Dura Opco, Inc. (“New Dura Opco”). On the day before the Effective Date, Dura amended its certificate of incorporation to change its name to “Old Dura, Inc.” (“Old Dura”) and immediately thereafter Newco amended its certificate of incorporation to change its name to “Dura Automotive Systems, Inc.” (“New Dura”). Then, through a series of transactions consummated on the Effective Date:
•	Old Dura (formerly known as Dura) sold (a) its holdings of Atwood Automotive, Inc. to New Dura Holdco and (b) substantially all of its other assets (including the stock of DOC) to New Dura Opco. In exchange therefor, Old Dura received (y) 8,400,000 shares of common stock, par value $0.01 per share, of New Dura (the “New Common Stock”) and (c) 2,281,000 shares of Series A Redeemable Voting Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “New Series A Preferred Stock”);

•	New Dura issued 83,750 shares of New Series A Preferred Stock to the lenders under its new Senior Secured Second Lien Credit Facility as consideration for providing the facility;

•	Except to the extent otherwise provided in the Confirmed Plan, Old Dura’s notes, stock, instruments, certificates, and other documents evidencing the Senior Notes Claims, Subordinated Notes Claims, Convertible Subordinated Debentures Claims, Convertible Trust Guarantees and Equity Interests (including the 18,904,222 shares of Old Dura’s Class A Common Stock, par value $0.01 per share, which were outstanding as of June 1, 2007) existing immediately prior to the Effective Date were cancelled;

•	Old Dura distributed 7,324,060 shares of the New Common Stock to Senior Notes identure Trustee on behalf of Senior Notes holders, (as defined in the Confirmed Plan) and 2,281,000 shares of the New Series A Preferred Stock to the holders of Allowed Second Lien Facility Claims (as defined in the Confirmed Plan); and

•	Old Dura issued approximately 146,000 shares of New Common Stock to be distributed at a later date to holders of Allowed Class 5A Claims (as defined in the Confirmed Plan).
New Dura is the successor registrant to Old Dura pursuant to Rule 12g-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Company’s non-U.S. and non-Canadian subsidiaries have not filed for bankruptcy protection, and financial information regarding such subsidiaries is not part of the combined group included in the Monthly Operating Report. The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as, but not limited to, certain reclassifications, asset impairments, eliminations, accruals, and disclosure items. Further, the attached unaudited, preliminarily, condensed and combined financial statements do not report effects of Fresh Start adjustments and reporting requirements as required by the American Institute of Certified Public Accountants Statement of Position 90-7. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report for June 2008 is subject to month end adjustments in its entirety. We are in process of completing our month end reporting. The Monthly Operating Report is subject to revision. The Monthly Operating Report is in a format required by the U.S. Bankruptcy Code (“Bankruptcy Code”) and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.
Additional information regarding DURA’s filing under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 cases, is also available online at www.duraauto.com.
Limitation on Incorporation by Reference
The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K of New Dura and the documents incorporated by reference into this Current Report from the filings of its predecessor, Old Dura (formerly known as Dura), as well as other statements made by Old Dura or New Dura, may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Old Dura or New Dura’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to New Dura’s operations and business environment, which may cause the actual results of New Dura to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of New Dura to successfully implement all post-emergence aspects of the Plan as confirmed; (ii) the ability of New Dura to manage liquidity needs and operate subject to the terms of its financing facilities; (iii) the potential adverse impact of the Chapter 11 cases on New Dura’s liquidity or results of operations; (iv) the ability of New Dura to maintain contracts that are critical to its operations; (v) the ability of New Dura to execute its business plans and strategy, and to do so in a timely fashion; (vi) financial results that may be volatile and may not reflect historical trends; (vii) the ability of New Dura to attract, motivate and/or retain key executives and associates; (viii) New Dura’s ability to obtain and maintain normal terms with vendors and service providers; (ix) New Dura’s ability to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or unionized employees of any of its significant customers; (x) general economic or business conditions affecting the automotive industry either nationally or regionally, being less favorable than expected; and (xi) increased competition in the automotive components supply market. Other risk factors have been listed from time to time in Old Dura’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2006, and will be listed from time to time New Dura’s Securities and Exchange Commission reports.

Ultimately, results may differ materially from those in forward-looking statements as a result of various factors including, but not limited to those items listed under Part I. Item 1A. Risks Factors of the Annual Report on Form 10-K for the year ended December 31, 2006. Old Dura and New Dura disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is being furnished as part of this report.

Exhibit
Number	Description
99(a)	Dura Automotive Systems, Inc. Monthly Operating Report for the Five Weeks Ended June 29, 2008

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 31, 2008.

Dura Automotive Systems, Inc.
Date: July 31, 2008	By:	/s/ C. Nick Preda
C. Nick Preda
Vice President and Chief Financial Officer

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